                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000


I.  RECONCILIATION OF COLLECTION ACCOUNT:
      End of Period Collection Account Balance as of Prior Payment Date:                                                585,960.93
      Available Funds:
           Contract Payments due and received in this period                                                          5,260,819.38
           Contract Payments due in prior period(s) and received in this period                                         452,991.68
           Contract Payments received in this period for next period                                                    277,970.97
           Sales, Use and Property Tax, Maintenance, Late Charges                                                       133,320.34
           Prepayment Amounts related to early termination in this period                                             1,734,120.56
           Servicer Advance                                                                                             714,272.72
           Proceeds received from recoveries on previously Defaulted Contracts                                                0.00
           Transfer from Reserve Account                                                                                 15,843.38
           Interest earned on Collection Account                                                                         37,559.55
           Interest earned on Affiliated Account                                                                          8,045.70
           Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                        0.00
           Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
           < Predecessor contract)                                                                                            0.00
           Amounts paid under insurance policies                                                                              0.00
           Any other amounts                                                                                                  0.00

                                                                                                                    --------------
      Total Available Funds                                                                                           9,220,905.21
      Less: Amounts to be Retained in Collection Account                                                                586,476.61
                                                                                                                    ==============
      AMOUNT TO BE DISTRIBUTED                                                                                        8,634,428.60
                                                                                                                    ==============

      DISTRIBUTION OF FUNDS:
           1.  To Trustee -  Fees                                                                                             0.00
           2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                               452,991.68
           3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                  a) Class A1 Principal and Interest                                                                  5,488,530.97
                  a) Class A2 Principal (distributed after A1 Note matures) and Interest                                236,112.50
                  a) Class A3 Principal (distributed after A2 Note matures) and Interest                                522,208.33
                  a) Class A4 Principal (distributed after A3 Note matures) and Interest                                619,968.75
                  b) Class B Principal and Interest                                                                     117,920.17
                  c) Class C Principal and Interest                                                                     236,559.40
                  d) Class D Principal and Interest                                                                     159,986.61
                  e) Class E Principal and Interest                                                                     213,883.58

           4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                        0.00
           5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                  a) Residual Interest (Provided no Restricting or Amortization Event in effect)                        104,047.13
                  b) Residual Principal (Provided no Restricting or Amortization Event in effect)                       180,548.34
                  c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)             15,843.38
           6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts               178,925.59
           7.  To Servicer, Servicing Fee and other Servicing Compensations                                             106,902.17
                                                                                                                    ==============
      TOTAL FUNDS DISTRIBUTED                                                                                         8,634,428.60
                                                                                                                    ==============

                                                                                                                    ==============
      End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}        586,476.61
                                                                                                                    ==============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                   $ 2,925,289.09
         - Add Investment Earnings                                                                                       15,843.38
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                     0.00
         - Less Distribution to Certificate Account                                                                      15,843.38
                                                                                                                    ==============
End of period balance                                                                                               $ 2,925,289.09
                                                                                                                    ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                           $ 2,925,289.09
                                                                                                                    ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                   Pool A                                                       174,952,480.07
                   Pool B                                                        75,910,844.16
                                                                                --------------
                                                                                                        250,863,324.23
Class A Overdue Interest, if any                                                          0.00
Class A Monthly Interest - Pool A                                                 1,095,433.79
Class A Monthly Interest - Pool B                                                   475,302.23

Class A Overdue Principal, if any                                                         0.00
Class A Monthly Principal - Pool A                                                3,481,610.24
Class A Monthly Principal - Pool B                                                1,814,474.29
                                                                                --------------
                                                                                                          5,296,084.53
Ending Principal Balance of the Class A Notes
                   Pool A                                                       171,470,869.83
                   Pool B                                                        74,096,369.87
                                                                                --------------          --------------

                                                                                                        245,567,239.70
                                                                                                        ==============


Interest Paid Per $1,000              Principal Paid Per $1,000                   Ending Principal
Original Face $257,425,000            Original Face $257,425,000                  Balance Factor
$       6.101723                      $        20.573311                             95.393703%


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                   Class A1                                                      33,238,324.23
                   Class A2                                                      39,000,000.00
                   Class A3                                                      83,000,000.00
                   Class A4                                                      95,625,000.00
                                                                                --------------

Class A Monthly Interest                                                                                250,863,324.23
                   Class A1 (Actual Number Days/360)                                192,446.44
                   Class A2                                                         259,723.75
                   Class A3                                                         574,429.17
                   Class A4                                                         681,965.63
                                                                                --------------

Class A Monthly Principal
                   Class A1                                                       5,296,084.53
                   Class A2                                                               0.00
                   Class A3                                                               0.00
                   Class A4                                                               0.00
                                                                                --------------
                                                                                                          5,296,084.53
Ending Principal Balance of the Class A Notes
                   Class A1                                                     27,942,239.70
                   Class A2                                                     39,000,000.00
                   Class A3                                                     83,000,000.00
                   Class A4                                                     95,625,000.00
                                                                                -------------           --------------
                                                                                                        245,567,239.70
                                                                                                        ==============


Class A1
Interest Paid Per $1,000              Principal Paid Per $1,000                   Ending Principal
Original Face $39,800,000             Original Face $39,800,000                   Balance Factor
$       4.835338                      $        133.067451                            70.206632%

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000

V.   CLASS B NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class B Notes
                              Pool A                                              2,981,504.40
                              Pool B                                              1,293,648.86
                                                                                  ------------
                                                                                                          4,275,153.26

       Class B Overdue Interest, if any                                                   0.00
       Class B Monthly Interest - Pool A                                             19,280.40
       Class B Monthly Interest - Pool B                                              8,365.60
       Class B Overdue Principal, if any                                                  0.00
       Class B Monthly Principal - Pool A                                            59,345.63
       Class B Monthly Principal - Pool B                                            30,928.54
                                                                                  ------------
                                                                                                             90,274.17
       Ending Principal Balance of the Class B Notes
                              Pool A                                              2,922,158.77
                              Pool B                                              1,262,720.32
                                                                                  ------------            ------------
                                                                                                          4,184,879.09
                                                                                                          ============


Interest Paid Per $1,000           Principal Paid Per $1,000              Ending Principal
Original Face $4,387,000           Original Face $4,387,000               Balance Factor
$      6.301801                    $       20.577654                        95.392731%


VI.   CLASS C NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class C Notes
                              Pool A                                              5,963,700.00
                              Pool B                                              2,587,606.50
                                                                                  ------------
                                                                                                          8,551,306.50
      Class C Overdue Interest, if any                                                    0.00
      Class C Monthly Interest - Pool A                                              39,062.24
      Class C Monthly Interest - Pool B                                              16,948.82
      Class C Overdue Principal, if any                                                   0.00
      Class C Monthly Principal - Pool A                                            118,691.26
      Class C Monthly Principal - Pool B                                             61,857.08
                                                                                  ------------
                                                                                                            180,548.34
      Ending Principal Balance of the Class C Notes
                              Pool A                                              5,845,008.74
                              Pool B                                              2,525,749.42
                                                                                  ------------            ------------
                                                                                                          8,370,758.16
                                                                                                          ============


Interest Paid Per $1,000           Principal Paid Per $1,000              Ending Principal
Original Face $8,775,000           Original Face $8,775,000               Balance Factor
$      6.383027                    $         20.575309                      95.393255%

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000

VII.   CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                              Pool A                                              3,975,800.00
                              Pool B                                              1,725,071.00
                                                                                  ------------
                                                                                                          5,700,871.00

        Class D Overdue Interest, if any                                                  0.00
        Class D Monthly Interest - Pool A                                            27,631.81
        Class D Monthly Interest - Pool B                                            11,989.24
        Class D Overdue Principal, if any                                                 0.00
        Class D Monthly Principal - Pool A                                           79,127.51
        Class D Monthly Principal - Pool B                                           41,238.05
                                                                                  ------------             -----------
                                                                                                            120,365.56
        Ending Principal Balance of the Class D Notes
                              Pool A                                              3,896,672.49
                              Pool B                                              1,683,832.95
                                                                                  ------------
                                                                                                          5,580,505.44
                                                                                                          ============


Interest Paid Per $1,000           Principal Paid Per $1,000              Ending Principal
Original Face $5,850,000           Original Face $5,850,000               Balance Factor
$      6.772829                    $       20.575309                        95.393255%


VIII.   CLASS E NOTE PRINCIPAL BALANCE


         Beginning Principal Balance of the Class E Notes
                              Pool A                                              4,970,095.61
                              Pool B                                              2,156,493.16
                                                                                  ------------
                                                                                                          7,126,588.77

         Class E Overdue Interest, if any                                                 0.00
         Class E Monthly Interest - Pool A                                           44,233.85
         Class E Monthly Interest - Pool B                                           19,192.79
         Class E Overdue Principal, if any                                                0.00
         Class E Monthly Principal - Pool A                                          98,909.38
         Class E Monthly Principal - Pool B                                          51,547.56
                                                                                  ------------
                                                                                                           150,456.94
         Ending Principal Balance of the Class E Notes
                             Pool A                                               4,871,186.23
                             Pool B                                               2,104,945.60
                                                                                  ------------            ------------
                                                                                                          6,976,131.83
                                                                                                          ============


Interest Paid Per $1,000           Principal Paid Per $1,000              Ending Principal
Original Face $7,313,000           Original Face $7,313,000               Balance Factor
$       8.673136                   $      20.573901                          95.393571%

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                              Pool A                                              5,966,402.19
                              Pool B                                              2,588,813.74
                                                                                  ------------
                                                                                                          8,555,215.93

        Residual Interest - Pool A                                                   77,888.75
        Residual Interest - Pool B                                                   26,158.38
        Residual Principal - Pool A                                                 118,691.26
        Residual Principal - Pool B                                                  61,857.08
                                                                                  ------------
                                                                                                            180,548.34
        Ending Residual Principal Balance
                              Pool A                                              5,847,710.93
                              Pool B                                              2,526,956.66
                                                                                  ------------
                                                                                                          ------------
                                                                                                          8,374,667.59
                                                                                                          ============

X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                   106,902.17
         - Servicer Advances reimbursement                                                                  452,991.68
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                  178,925.59
                                                                                                          ------------
         Total amounts due to Servicer                                                                      738,819.44
                                                                                                          ============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture
          Agreement, at the beginning of the related Collection Period                                   198,809,982.28

         Aggregate Discounted Contract Balance of Additional Contracts acquired
          during Collection Period                                                                                 0.00
         Decline in Aggregate Discounted Contract Balance                                                  3,956,375.27

         Aggregate Discounted Contract Balance, as defined in Indenture                                  --------------
          Agreement, at the ending of the related Collection Period                                      194,853,607.01
                                                                                                         ==============

         Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances           2,374,433.95

          - Principal portion of Prepayment Amounts                                 1,581,941.32

          - Principal portion of Contracts repurchased under Indenture Agreement
             Section 4.02                                                                  0.00

          - Aggregate Discounted Contract Balance of Contracts that have become
             Defaulted Contracts during the Collection Period                              0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added
             during Collection Period                                                      0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts
             withdrawn during Collection Period                                            0.00
                                                                                   ------------
                          Total Decline in Aggregate Discounted Contract Balance   3,956,375.27
                                                                                   ============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture
          Agreement, at the beginning of the related Collection Period                                    86,262,477.41

         Aggregate Discounted Contract Balance of Additional Contracts acquired
          during Collection Period                                                                                 0.00

         Decline in Aggregate Discounted Contract Balance                                                  2,061,902.60

         Aggregate Discounted Contract Balance, as defined in Indenture                                   -------------
          Agreement, at the ending of the related Collection Period                                       84,200,574.81
                                                                                                          =============

         Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances          1,888,911.54

          - Principal portion of Prepayment Amounts                                  172,991.06

          - Principal portion of Contracts repurchased under Indenture Agreement
              Section 4.02                                                                 0.00

          - Aggregate Discounted Contract Balance of Contracts that have become
              Defaulted Contracts during the Collection Period                             0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added
              during Collection Period                                                     0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts
              withdrawn during Collection Period                                           0.00
                                                                                   ------------
                          Total Decline in Aggregate Discounted Contract Balance   2,061,902.60
                                                                                   ============

AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION                               --------------
 PERIOD                                                                                                  279,054,181.82
                                                                                                         ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                                    Predecessor
                                                         Discounted                      Predecessor                Discounted
          Lease #        Lessee Name                     Present Value                   Lease #                    Present Value
          -------        -----------                     -------------                   -------                    -------------
                         NONE






                                                         -------------------                                        ---------
                                                         Totals:       $0.00                                            $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                      $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                   $202,195,615.75
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.00%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
& Servicing Agreement Section 7.02                                                        $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                      YES          NO     X


          POOL B                                                                                                    Predecessor
                                                         Discounted                      Predecessor                Discounted
          Lease #        Lessee Name                     Present Value                   Lease #                    Present Value
          -------        -----------                     -------------                   -------                    -------------
                         NONE






                                                         -------------------                                        ---------
                                                         Totals:       $0.00                                            $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                      $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                    $90,333,293.68
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY
              APPROVES)                                                                                                  0.00%


         * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS
           BEEN FILED


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                      YES          NO     X

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                                   Predecessor
                                                         Discounted                      Predecessor                Discounted
          Lease #        Lessee Name                     Present Value                   Lease #                    Present Value
          -------        -----------                     -------------                   -------                    -------------
                         None







                                                         -------------------                                        ---------
                                                         Totals:       $0.00                                            $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                   $202,195,615.75
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.00%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                      YES              NO     X



          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                             Predecessor
                                                         Discounted                      Predecessor                Discounted
          Lease #        Lessee Name                     Present Value                   Lease #                    Present Value
          -------        -----------                     -------------                   -------                    -------------
                         None









                                                         -------------------                                        ---------
                                                         Totals:   $0.00                                                $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                   $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                     $90,333,293.68
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                0.00%


         * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
           BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                      YES              NO     X

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 14, 2000


XV. POOL PERFORMANCE MEASUREMENTS


1.                       AGGREGATE DISCOUNTED CONTRACT BALANCE

       CONTRACTS DELINQUENT > 90 DAYS                                       TOTAL OUTSTANDING CONTRACTS
       This Month                                   190,853.11              This Month                        279,054,181.82
       1 Month Prior                                 93,811.67              1 Month Prior                     285,072,459.69
       2 Months Prior                               130,153.43              2 Months Prior                    289,300,445.17

       Total                                        414,818.21              Total                             853,427,086.68

       a) 3 MONTH AVERAGE                           138,272.74              b) 3 MONTH AVERAGE                284,475,695.56

       c) a/b                                             0.05%


2.     Does a Delinquency Condition Exist (1c > 6%)?                                  Yes                         No    X
                                                                                           ----                       ----

3.     Restricting Event Check

       A. A Delinquency Condition exists for current period?                          Yes                         No    X
                                                                                           ----                       ----
       B. An Indenture Event of Default has occurred and is then continuing?          Yes                         No    X
                                                                                           ----                       ----

4.     Has a Servicer Event of Default occurred?                                      Yes                         No    X
                                                                                           ----                       ----
5.     Amortization Event Check

       A. Is 1c > 8% ?                                                                Yes                         No    X
                                                                                           ----                       ----
       B. Bankruptcy, insolvency, reorganization; default/violation of any
          covenant or obligation not remedied within 90 days?                         Yes                         No    X
                                                                                           ----                       ----
       C. As of any Determination date, the sum of all defaulted contracts since
          the Closing date exceeds 6% of the ADCB on the Closing Date?                Yes                         No    X
                                                                                           ----                       ----

6.     Aggregate Discounted Contract Balance at Closing Date                          Balance  $270,243,724.70
                                                                                               ---------------


       DELINQUENT LEASE SUMMARY

                 Days Past Due               Current Pool Balance             # Leases
                       31 - 60                      14,621,182.53                   75
                       61 - 90                       1,123,736.61                   14
                      91 - 180                         190,853.11                   10




       Approved By:
       Lisa J. Cruikshank
       Vice President